Exhibit: 99.2
[LOGO OF OLD NATIONAL]

                      Old National Bancorp




                      Financial Trends

                      Second Quarter 2004


                      July 22, 2004


                      Please direct inquiries to:

                      John Poelker, Executive Vice President &
                      Chief Financial Officer (812) 461-9099
                      or Candice Jenkins, Vice President &
                      Corporate Controller (812) 461-9769


          Note: - Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.

               - Certain prior year amounts may have been restated to conform with the 2004 presentation. Such reclassifications had no effect on net income.

               - All share and per share data have been adjusted for stock dividends and stock splits.

                                                      Old National Bancorp
                                                       Financial Summary
                                                       -----------------
                                                      Second Quarter 2004
                                                                                 2003                              2004
                                                                    -------------------------------  -------------------------------
 2000   2001  2002    2003                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
 ----   ----  ----    ----                                          ------- ------- ------- -------  ------- ------- ------- -------
                             Profitability (in millions)
                             ---------------------------
 61.7   93.0  117.9   70.4   NET INCOME from Continuing Operations    26.3    27.1    11.8     5.3     19.5    11.3
(25.7)  (5.9)   8.3      -   NON-OPERATING Income (Expense)              -       -       -       -        -       -
 87.4   99.0  109.6   70.4   OPERATING EARNINGS (2)                   26.3    27.1    11.8     5.3     19.5    11.3
 91.5  105.1  110.7   72.5   OPERATING CASH EARNINGS (1)              26.7    27.5    12.4     5.9     20.1    11.9
------------------------------------------------------------------------------------------------------------------------------------

                             Diluted EPS
                             -----------
 0.90   1.36   1.75   1.05   Net Income from Continuing Operations    0.39    0.41    0.17    0.08     0.29    0.17
(0.35) (0.09)  0.12      -   Non-Operating                               -       -       -       -        -       -
 1.25   1.44   1.63   1.05   Operating (2)                            0.39    0.41    0.17    0.08     0.29    0.17
 1.32   1.53   1.64   1.08   Operating Cash (1)                       0.40    0.41    0.18    0.09     0.30    0.18
------------------------------------------------------------------------------------------------------------------------------------

                             Net Income Ratios
                             -----------------
10.55% 14.45% 17.05%  9.48%  Return on Common Equity                 14.03%  14.28%   6.37%   2.92%   10.68%   6.34%
 0.73%  1.05%  1.27%  0.74%  Return on Assets                         1.11%   1.12%   0.49%   0.22%    0.84%   0.49%

                             Operating Ratios
                             ----------------
 1.03%  1.12%  1.18%  0.74%  Return on Assets (2)                     1.11%   1.12%   0.49%   0.22%    0.84%   0.49%
 58.3%  57.6%  56.5%  61.3%  Efficiency Ratio (2)                     58.9%   53.7%   63.2%   70.9%    68.9%   80.7%
 3.65%  3.77%  3.65%  3.37%  Net Interest Margin                      3.46%   3.35%   3.32%   3.37%    3.37%   3.38%
 0.39%  0.45%  0.34%  1.21%  Net Charge-offs / Average Loans (3)      0.89%   0.60%   1.85%   1.48%    0.25%   0.89%
------------------------------------------------------------------------------------------------------------------------------------

                             Capital Ratios:
                             ---------------
                             Risk-Based Capital Ratios
                             (end of period):
  9.2%   9.3%  11.1%  11.0%     Tier 1                                11.3%   11.4%   11.1%   11.0%    11.1%   11.3%
 10.4%  12.8%  14.8%  14.7%     Total                                 15.0%   15.1%   14.7%   14.7%    14.8%   15.1%
  6.7%   6.6%   7.5%   7.3%  Leverage Ratio (to average assets)        7.6%    7.5%    7.3%    7.3%     7.5%    7.5%

 6.92%  7.27%  7.47%  7.78%  Total equity to assets (averages)        7.88%   7.85%   7.70%   7.70%    7.89%   7.70%
------------------------------------------------------------------------------------------------------------------------------------

                             Stock Price/ Dividend Ratios:
                             -----------------------------
  0.56   0.59   0.66   0.72  Per Share Dividend                       0.18    0.18    0.18    0.18     0.19    0.19
   44%    41%    41%    69%  Dividend Payout Ratio                     46%     44%    100%    226%      66%    112%
 24.63  21.81  22.04  21.76  Stock Price at EOP                      20.38   21.90   21.29   21.76    22.60   24.83
  8.98   9.48  11.05  10.75  Book Value Per Share                    11.13   11.48   10.80   10.75    11.15   10.16

               (1)  Excludes after-tax impact of amortization of intangible assets.
               (2)  Operating earnings exclude gains on branch divestitures and restructuring charges.
               (3)  Net charge-offs include $1.2 million, $12.5 million and $2.2 million of write-downs on loans transferred to held for sale for the second quarter of 2004 and the third quarter and
                    second quarter of 2003, respectively.                                                                   PAGE 1

                                           Old National Bancorp
                                             INCOME STATEMENT
                                             ----------------
                                  ($ In Millions except EPS information)

    Six Months        Change                                               Second Quarter         Change
--------------- ---------------                                           ----------------- ----------------
  2004    2003      $       %                                               2004     2003       $        %
------- ------- -------- ------                                           -------  -------  --------  ------
$ 225.7 $ 256.5 $ (30.9)   -12% Interest Income - FTE                     $ 111.5  $ 126.6  $ (15.1)    -12%
   83.3   105.5   (22.3)   -21% Less:  Interest Expense                      40.3     51.8    (11.5)    -22%
------- ------- -------- ------                                           -------  -------  --------  ------

  142.4   151.0    (8.6)    -6% Net Interest Income - FTE                    71.2     74.8     (3.6)     -5%

   15.5    15.1     0.5      3% Trust and asset management fees               8.0      7.7      0.3       4%
   23.2    22.4     0.8      4% Service charges on deposit accounts          12.4     11.6      0.8       7%
   28.9    17.3    11.6     67% Insurance premiums and commissions           14.4      9.1      5.3      59%
    7.0     5.4     1.6     30% Investment product fees                       3.8      2.7      1.1      41%
    6.8     9.3    (2.4)   -26% Mortgage banking revenue                      7.1      4.9      2.3      47%
   13.3    13.0     0.4      3% Other income                                  5.3      6.2     (0.9)    -14%
------- ------- -------- ------                                           -------  -------  --------  ------
   94.7    82.4    12.3     15%   Total Fees and Service Charges             51.1     42.2      8.9      21%

    2.0    23.5   (21.5)   -91% Gains (Losses) Sales of Securities              -     20.8    (20.8)   -100%

   96.7   105.8    (9.1)    -9%   Total Noninterest Income                   51.1     62.9    (11.8)    -19%

  239.1   256.8   (17.7)    -7%   Total Revenues (FTE)                      122.3    137.7    (15.5)    -11%

  102.8    85.8    17.0     20% Salaries and employee benefits               53.5     44.1      9.4      21%
   76.3    58.3    18.0     31% Other expense                                45.2     29.8     15.3      51%
------- ------- -------- ------                                           -------  -------  --------  ------

  179.1   144.1    35.0     24%   Total Noninterest Expense                  98.7     74.0     24.7      33%

   15.0    31.5   (16.5)   -52% Provision for loan losses                     7.5     22.5    (15.0)    -67%

   45.0    81.2   (36.3)   -45%   Pre-Tax Income (FTE)                       16.1     41.3    (25.2)    -61%

    2.0    15.1   (13.1)   -87% Income Taxes                                 (1.2)     7.9     (9.1)   -116%
   12.1    12.7    (0.6)    -5% FTE Adjustment                                6.0      6.4     (0.3)     -5%
------- ------- -------- ------                                           -------  -------  --------  ------

   14.2    27.9   (13.7)   -49%   Total Taxes (FTE)                           4.8     14.2     (9.4)    -66%

   30.8    53.3   (22.5)   -42%    Operating Earnings (1)                    11.3     27.1    (15.8)    -58%
      -       -       -     N/M Non-Operating Income (Expense)                  -        -        -      N/M
-------------------------------                                           ----------------------------------
 $ 30.8  $ 53.3 $ (22.5)   -42%    Net Income from Cont. Ops.              $ 11.3   $ 27.1  $ (15.8)    -58%
===============================                                           ==================================
   0.46    0.80   (0.34)   -43% EPS - Diluted Net Income from Cont. Ops.     0.17     0.41    (0.24)    -59%
      -       -       -     N/M EPS - Non-Operating                             -        -        -      N/M
   0.46    0.80   (0.34)   -43% EPS - Diluted Operating (1)                  0.17     0.41    (0.24)    -59%
   0.48    0.81   (0.33)   -41% EPS - Diluted Operating Cash (2)             0.18     0.41    (0.23)    -56%

 66,273  66,699    (427)    -1% EOP Shares Outstanding (000s)              66,273   66,699     (427)     -1%
 66,347  66,767    (420)    -1% Average Basic Shares (000s)                66,334   66,646     (312)      0%
 66,615  66,821    (206)     0% Average Diluted Shares (000s)              66,819   66,699      120       0%


               FTE - Fully taxable equivalent basis
               (1)  Operating earnings exclude gains on branch divestitures and restructuring charges.
               (2)  Excludes after-tax impact of amortization of intangible
                    assets.                                                                                                 PAGE 2

                                                       Old National Bancorp
                                                         NET INCOME TRENDS
                                                         -----------------
                                                        Second Quarter 2004
                                               ($ In Millions except EPS information)

                                                                                 2003                             2004
                                                                    -------------------------------  -------------------------------
 2000   2001   2002   2003                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
 ----   ----   ----   ----                                          ------- ------- ------- -------  ------- ------- ------- -------
 657.9  651.0  572.6  494.9 Interest Income - FTE                    130.0   126.6   120.9   117.4    114.2   111.5
 368.4  338.4  258.0  197.7 Less: Interest Expense                    53.8    51.8    47.3    44.9     43.0    40.3
---------------------------                                         -------------------------------  -------------------------------
 289.5  312.6  314.6  297.1 Net Interest Income - FTE                 76.2    74.8    73.6    72.5     71.2    71.2

  22.6   20.7   24.4   30.5 Trust and asset management fees            7.4     7.7     7.6     7.8      7.5     8.0
  34.3   40.5   42.0   44.9 Service charges on deposit accounts       10.8    11.6    11.5    11.0     10.8    12.4
  11.5   13.3   16.7   39.2 Insurance premiums and commissions         8.2     9.1    10.1    11.9     14.5    14.4
   7.1    6.8    9.0   10.6 Investment product fees                    2.7     2.7     2.6     2.6      3.2     3.8
   2.6    9.7   14.5   19.1 Mortgage banking revenue                   4.4     4.9     8.0     1.8     (0.3)    7.1
  23.7   17.2   23.0   24.3 Other income                               6.7     6.2     5.9     5.5      8.0     5.3
 101.8  108.2  129.6  168.6   Total Fees and Service Charges          40.2    42.2    45.7    40.5     43.6    51.1

  (0.1)   4.8   12.4   23.6 Gains (Losses) Sales of Securities         2.7    20.8     0.1       -      2.0       -

 101.7  113.0  142.0  192.1   Total Noninterest Income                42.9    62.9    45.8    40.5     45.6    51.1

 391.2  425.6  456.6  489.3   Total Revenues (FTE)                   119.1   137.7   119.4   113.0    116.8   122.3

 130.2  138.2  148.4  169.0 Salaries and employee benefits            41.7    44.1    43.4    39.8     49.3    53.5
  97.8  106.9  109.4  130.7 Other expense                             28.5    29.8    32.1    40.3     31.2    45.2

 228.0  245.1  257.8  299.7   Total Noninterest Expense               70.2    74.0    75.5    80.1     80.5    98.7

  26.0   28.7   33.5   85.0 Provision for loan losses                  9.0    22.5    27.5    26.0      7.5     7.5

 137.2  151.8  165.3  104.6   Pre-Tax Income (FTE)                    39.9    41.3    16.4     6.9     28.9    16.1

  30.1   31.5   30.5    9.0 Income Taxes                               7.3     7.9    (1.5)   (4.6)     3.3    (1.2)
  19.6   21.3   25.2   25.1 FTE Adjustment                             6.4     6.4     6.2     6.2      6.1     6.0

  49.8   52.8   55.6   34.1   Total Taxes (FTE)                       13.7    14.2     4.6     1.6      9.4     4.8

  87.4   99.0  109.6   70.4  Operating Earnings (1)                   26.3    27.1    11.8     5.3     19.5    11.3
 (25.7)  (5.9)   8.3      - Non-Operating Income (Expense)               -       -       -       -        -       -
  61.7   93.0  117.9   70.4   Net Income from Cont. Ops.              26.3    27.1    11.8     5.3     19.5    11.3

  0.90   1.36   1.75   1.05 EPS - Diluted Net Income from Cont. Ops.  0.39    0.41    0.17    0.08     0.29    0.17
 (0.35) (0.09)  0.12      - EPS - Non-Operating                          -       -       -       -        -
  1.25   1.44   1.63   1.05 EPS - Diluted Operating  (1)              0.39    0.41    0.17    0.08     0.29    0.17
  1.32   1.53   1.64   1.08 EPS - Diluted Operating Cash (2)          0.40    0.41    0.18    0.09     0.30    0.18

69,689 68,608 67,308 66,832 Average Diluted Shares (000s)           66,945  66,699  67,071  66,728   66,460  66,819

               FTE - Fully taxable equivalent basis
               (1)  Operating earnings exclude gains on branch divestitures and restructuring charges.
               (2)  Excludes after-tax impact of amortization of intangible
                    assets.                                                                                                 PAGE 3

                                                      Old National Bancorp
                                                       Balance Sheet (EOP)
                                                       -------------------
                                                       Second Quarter 2004
                                                          ($ in Millions)

                                                     6/30/04       3/31/04       6/30/03  Change from Prior Year
                                                   ----------    ----------    ---------- ----------------------
                                                                                               $            %
                                                                                          -----------   --------
Assets
  Securities
    Government and Agencies                        $    623.0    $    565.3    $    559.6    $   63.4      11%
    Municipals                                          639.0         664.3         679.6       (40.7)   -  6%
    Mortgage Backed                                   1,362.5       1,503.3       1,957.9      (595.4)   - 30%
    Other (1)                                           416.7         156.3         136.9       279.8     204%
                                                   ----------    ----------    ----------    --------   -----
  Total Investments (1)                               3,041.1       2,889.3       3,334.0      (292.9)   -  9%
                                                   ----------    ----------    ----------    --------   -----
  Residential Loans Held for Sale                        26.8          17.9          56.3       (29.4)   - 52%
  Loans
    Commercial                                        1,618.7       1,614.5       1,709.9       (91.2)   -  5%
    Commercial and Agriculture Real Estate            1,758.7       1,830.5       1,876.0      (117.3)   -  6%
    Consumer                                          1,195.1       1,175.4       1,090.1       105.0      10%
                                                   ----------    ----------    ----------    --------   -----
        Subtotal                                      4,572.5       4,620.5       4,676.0      (103.5)   -  2%
    Residential Real Estate                             534.7         939.2         895.3      (360.6)   - 40%
                                                   ----------    ----------    ----------    --------   -----
  Total Loans                                         5,107.2       5,559.7       5,571.3      (464.1)   -  8%
                                                   ----------    ----------    ----------    --------   -----
     Total Earning Assets                             8,175.2       8,466.8       8,961.6      (786.4)   -  9%
                                                   ----------    ----------    ----------    --------   -----

Allowance for loan losses                              (103.6)       (108.6)        (98.0)       (5.6)      6%
Nonearning assets
    Goodwill and Intangible assets                      169.6         170.4         146.1        23.5      16%
    Other assets                                        791.7         730.8         728.1        63.7       9%
                                                   ----------    ----------    ----------    --------   -----
Total Nonearning assets                                 961.3         901.1         874.1        87.2      10%
                                                   ----------    ----------    ----------    --------   -----

                                                   ----------    ----------    ----------    --------   -----
     Total Assets                                  $  9,032.9    $  9,259.3    $  9,737.7    $ (704.8)   -  7%
                                                   ==========    ==========    ==========    ========   =====

Liabilities and Equity
  Noninterest-bearing demand deposits              $    784.5    $    794.5    $    835.1    $  (50.6)   -  6%
  NOW and Savings accounts                            2,205.2       2,054.9       2,074.4       130.8       6%
  Money market accounts                                 579.5         593.2         565.2        14.3       3%
  Other time                                          2,404.0       2,587.3       2,731.4      (327.4)   - 12%

                                                   ----------    ----------    ----------    --------   -----
     Total Core Deposits                              5,973.2       6,030.0       6,206.2      (233.0)   -  4%
                                                   ----------    ----------    ----------    --------   -----

Borrowed Funds (includes Brokered CD's)               2,256.0       2,359.7       2,597.4      (341.4)   - 13%

Accrued expenses and other liabilities                  130.4         128.8         168.5       (38.1)   - 23%

                                                   ----------    ----------    ----------    --------   -----
     Total Liabilities                                8,359.6       8,518.5       8,972.1      (612.5)   -  7%
                                                   ----------    ----------    ----------    --------   -----

Shareholders' equity                                    673.3         740.9         765.7       (92.4)   - 12%

                                                   ----------    ----------    ----------    --------   -----
     Total Liabilities and Shareholders Equity     $  9,032.9    $  9,259.3    $  9,737.7    $ (704.8)   -  7%
                                                   ==========    ==========    ==========    ========   =====

               (1)  Includes money market investments.                                                                      PAGE 4

                                                       Old National Bancorp
                                                       Balance Sheet Trends
                                                       --------------------
                                                         PERIOD AVERAGES
                                                         ($ in Millions)

  2000   2001   2002   2003                                                       2003                             2004
  ----   ----   ----   ----                                         -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------
                            Assets
                              Securities
 $ 513  $ 482  $ 593  $ 629     Government and Agencies               $ 708   $ 614   $ 589   $ 605    $ 587   $ 602
   542    582    656    667     Municipals                              689     676     654     650      652     641
   666    773  1,342  1,710     Mortgage Backed                       1,573   1,886   1,814   1,567    1,484   1,430
   122    181    146    149     Other (1)                               128     132     168     167      176     178
---------------------------                                         -------------------------------  -------------------------------
 1,842  2,018  2,737  3,155   Total Investments (1)                   3,098   3,308   3,225   2,989    2,898   2,852
---------------------------                                         -------------------------------  -------------------------------
                              Loans
 1,476  1,692  1,690  1,687     Commercial                            1,677   1,706   1,698   1,665    1,601   1,636
                                Commercial and Agriculture
 1,538  1,855  1,844  1,866       Real Estate                         1,876   1,872   1,869   1,847    1,838   1,804
   986  1,052  1,057  1,096     Consumer                              1,054   1,069   1,110   1,149    1,168   1,183
---------------------------                                         -------------------------------  -------------------------------
 4,000  4,599  4,592  4,648         Subtotal                          4,607   4,647   4,678   4,661    4,608   4,623
 2,088  1,682  1,287  1,003     Residential Real Estate (2)           1,091     984     977     960      955     960
---------------------------                                         -------------------------------  -------------------------------
 6,088  6,281  5,878  5,651   Total Loans (2)                         5,698   5,631   5,655   5,621    5,563   5,583
---------------------------                                         -------------------------------  -------------------------------
 7,930  8,299  8,615  8,807      Total Earning Assets                 8,796   8,940   8,880   8,611    8,461   8,435
---------------------------                                         -------------------------------  -------------------------------

   (71)   (74)   (81)   (93)Allowance for loan losses                   (89)    (87)    (98)    (99)    (106)   (110)
   592    640    730    839 Nonearning assets                           794     811     858     891      898     920
---------------------------                                         -------------------------------  -------------------------------
$8,451 $8,864 $9,264 $9,552      Total Assets                       $ 9,501 $ 9,665 $ 9,639 $ 9,403  $ 9,253 $ 9,245
===========================                                         ===============================  ===============================

                            Liabilities and Equity
 $ 637  $ 664  $ 712  $ 753   Noninterest-bearing demand deposits     $ 730   $ 744   $ 761   $ 776    $ 771   $ 798
 1,299  1,339  1,678  1,984   NOW and Savings accounts                1,871   2,058   1,996   2,011    2,054   2,166
   712    778    644    612   Money market accounts                     590     587     629     642      603     586
 2,713  3,065  3,146  2,767   Other time                              2,900   2,813   2,694   2,659    2,602   2,500
---------------------------                                         -------------------------------  -------------------------------

 5,361  5,847  6,181  6,115      Total Core Deposits                  6,091   6,202   6,080   6,089    6,031   6,050
---------------------------                                         -------------------------------  -------------------------------

 2,417  2,287  2,294  2,573 Borrowed Funds (includes Brokered CD's)   2,541   2,594   2,683   2,474    2,387   2,380

    89     86     97    120 Accrued expenses and other liabilities      121     110     135     116      104     103
---------------------------                                         -------------------------------  -------------------------------

 7,866  8,220  8,572  8,809      Total Liabilities                    8,753   8,906   8,898   8,679    8,523   8,533
---------------------------                                         -------------------------------  -------------------------------

   585    644    692    743 Shareholders' equity                        749     758     742     724      731     712

---------------------------                                         -------------------------------  -------------------------------
$8,451 $8,864 $9,264 $9,552      Total Liabilities and Equity       $ 9,501 $ 9,665 $ 9,639 $ 9,403  $ 9,253 $ 9,245
===========================                                         ===============================  ===============================

               (1)  Includes money market investments.
               (2)  Includes residential loans held for sale.                                                               PAGE 5

                                                              Old National Bancorp
                                                        Interest Rate Trends (FTE basis)
                                                        --------------------------------
                                                                PERIOD AVERAGES

 2000  2001  2002  2003                                                          2003                             2004
 ----  ----  ----  ----                                            -------------------------------  -------------------------------
                                                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                   ------- ------- ------- -------  ------- ------- ------- -------
                          Earning Assets
                            Securities
6.80% 6.17% 4.55% 3.83%     Government and Agencies                 3.99%   3.92%   3.77%    3.59%    3.39%   3.20%
7.49% 7.07% 7.13% 7.02%     Municipals                              7.08%   7.03%   6.97%    6.99%    6.87%   6.97%
6.84% 6.46% 5.45% 4.12%     Mortgage Backed                         4.50%   4.02%   3.81%    4.21%    4.19%   4.13%
7.52% 6.05% 5.14% 4.21%     Other (1)                               4.83%   4.91%   3.64%    3.77%    3.37%   3.34%
-----------------------                                            -------------------------------   ------------------------------
7.07% 6.53% 5.64% 4.68% Total Investments (1)                       4.97%   4.65%   4.43%    4.66%    4.58%   4.52%
-----------------------                                            -------------------------------   ------------------------------
                          Loans
9.28% 8.18% 6.58% 5.61%     Commercial                              5.95%   5.66%   5.50%    5.35%    5.44%   5.26%
8.63% 8.22% 6.93% 5.87%     Commercial and Agriculture Real Estate  6.25%   6.05%   5.62%    5.55%    5.67%   5.59%
9.38% 9.28% 8.04% 7.22%     Consumer                                7.55%   7.43%   7.10%    6.85%    6.72%   6.57%
-----------------------                                            -------------------------------   ------------------------------
9.05% 8.45% 7.06% 6.10%          Subtotal                           6.44%   6.22%   5.93%    5.80%    5.85%   5.72%
7.93% 7.77% 7.32% 6.37%     Residential Real Estate (2)             6.72%   6.50%   6.23%    6.00%    5.84%   5.61%
-----------------------                                            -------------------------------   ------------------------------
8.67% 8.27% 7.11% 6.14%   Total Loans (2)                           6.49%   6.27%   5.98%    5.83%    5.85%   5.70%
-----------------------                                            -------------------------------   ------------------------------

-----------------------                                            -------------------------------   ------------------------------
8.30% 7.84% 6.65% 5.62%      Total Earning Assets                   5.95%   5.67%   5.42%    5.43%    5.42%   5.30%
=======================                                            ===============================   ==============================

                        Interest-bearing Liabilities
1.94% 1.68% 1.22% 0.86%   NOW and Savings accounts                  0.99%   1.04%   0.73%    0.68%    0.68%   0.75%
4.88% 3.32% 1.55% 0.94%   Money market accounts                     1.11%   1.00%   0.82%    0.83%    0.83%   0.86%
5.64% 5.52% 4.58% 3.96%   Other time                                4.24%   4.03%   3.86%    3.72%    3.58%   3.25%

-----------------------                                            -------------------------------   ------------------------------
4.51% 4.20% 3.19% 2.47%      Total Interest-Bearing Deposits        2.77%   2.57%   2.33%    2.22%    2.13%   1.95%
-----------------------                                            -------------------------------   ------------------------------

6.43% 5.29% 3.63% 2.54% Borrowed Funds (includes Brokered CD's)     2.75%   2.59%   2.38%    2.43%    2.55%   2.49%

-----------------------                                            -------------------------------   ------------------------------
5.16% 4.53% 3.32% 2.49%      Total Interest-Bearing Liabilities     2.76%   2.58%   2.34%    2.29%    2.26%   2.12%
=======================                                            ===============================   ==============================

3.14% 3.31% 3.32% 3.13% Net Interest Rate Spread                    3.19%   3.09%   3.08%    3.14%    3.15%   3.18%

3.65% 3.77% 3.65% 3.37% Net Interest Margin                         3.46%   3.35%   3.32%    3.37%    3.37%   3.38%

               (1)  Includes money market investments.
               (2)  Includes residential loans held for sale.                                                               PAGE 6

                                                      Old National Bancorp
                                                         Asset Quality
                                                         -------------
                                                         End of Period
                                                        ($ in Millions)

  2000    2001    2002    2003                                                    2003                             2004
  ----    ----    ----    ----                                      -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------

   65.7    73.8    74.2    87.7 Beginning allowance for loan losses   87.7    84.0    98.0    99.4    104.6   108.6

   26.0    28.7    33.5    85.0   Provision for loan losses            9.0    22.5    27.5    26.0      7.5     7.5

    6.0       -       -       -   Acquired from acquisition              -       -       -       -        -       -

  (29.3)  (36.2)  (27.6)  (61.6)     Gross charge-offs               (14.3)   (8.0)  (17.1)  (22.2)    (5.7)  (12.7)
      -       -       -   (14.7)     Write-downs from loans sold         -    (2.2)  (12.5)      -        -    (1.2)
    5.5     7.9     7.6     8.2      Gross recoveries                  1.6     1.7     3.5     1.4      2.2     1.4
--------------------------------                                    -------------------------------  -------------------------------
  (23.9)  (28.3)  (20.0)  (68.1)  Net Charge-offs                    (12.7)   (8.5)  (26.1)  (20.8)    (3.5)  (12.5)
--------------------------------                                    -------------------------------  -------------------------------

   73.8    74.2    87.7   104.6 Ending allowance for loan losses      84.0    98.0    99.4   104.6    108.6   103.6
================================                                    ===============================  ===============================


  0.39%   0.45%   0.34%   1.21% Net Charge-offs / Average Loans (1)  0.89%   0.60%   1.85%   1.48%    0.25%   0.89%

6,087.9 6,281.0 5,878.3 5,651.4 Average Loans Outstanding (1)      5,698.0 5,631.5 5,655.0 5,621.2  5,563.0 5,583.2

6,348.3 6,132.9 5,769.6 5,586.5 EOP Loans Outstanding (1)          5,639.9 5,627.6 5,603.2 5,586.5  5,577.5 5,134.0

  1.16%   1.21%   1.52%   1.87% Allowance for Loan Loss
                                  / EOP Loans(1)                     1.49%   1.74%   1.77%   1.87%    1.95%   2.02%


                                Underperforming Assets
                                   Loans 90 days and over
    6.6    12.6     9.5     5.1     (still accruing)                  14.1     5.6    11.4     5.1      2.3     1.4
                                   Non-performing loans:
   22.7    37.9   100.3   104.6       Nonaccrual loans               116.5   146.4   110.2   104.6    107.1    97.6
    0.2    25.9       -       -       Renegotiated loans                 -       -       -       -        -       -
--------------------------------                                    -------------------------------  -------------------------------
   23.0    63.8   100.3   104.6          Total non-performing loans  116.5   146.4   110.2   104.6    107.1    97.6
--------------------------------                                    -------------------------------  -------------------------------
    3.6     9.2     7.9     8.8    Foreclosed properties               9.0     8.9     9.8     8.8      5.3     3.9


  0.36%   1.04%   1.74%   1.87% Non-performing loans / Loans (1)     2.07%   2.60%   1.97%   1.87%    1.92%   1.90%

   321%    116%     87%    100% Allowance to Non-performing            72%     67%     90%    100%     101%    106%


               (1)  Includes residential loans held for sale.                                                               PAGE 7